                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                          PURSUANT TO SECTION 13 OR 15(d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     February 25, 1998
                                                 -----------------------------


                                 FOODMAKER, INC.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    DELAWARE                      1-9390                  95-2698708
------------------------------------------------------------------------------
(State of Incorporation)          (Commission             (IRS Employer
                                   File Number)            Identification No.)


9330 BALBOA AVENUE, SAN DIEGO, CALIFORNIA                 92123
------------------------------------------------------------------------------
(Address of principal executive offices)                  (Zip code)


Registrant's telephone number, including area code     (619) 571-2121
                                                   ---------------------------

ITEM 5.  OTHER EVENTS

February 25, 1998

FOR IMMEDIATE RELEASE:
----------------------
Contact:     Karen Bachmann, 619/571-2182
             Vice President, Corporate Communications



                  FOODMAKER, INC. TO WRITE OFF $8 MILLION
                  AS A NON-CASH CHARGE IN SECOND QUARTER

     SAN DIEGO - Foodmaker, Inc., operator and franchiser of JACK IN THE BOX restaurants, today announced that it would write off approximately $8 million as a pre-tax, non-cash charge to earnings principally resulting from the writedown of 14 underperforming restaurants, costs involved to improve restaurant procedures to enhance customer service, and pre-opening costs associated with new restaurants. The write-off will occur in the company's second quarter, which ends April 12.

                                     ###

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           By:  DARWIN J. WEEKS
                                ----------------------
                                Darwin J. Weeks
                                Vice President, Controller
                                and Chief Accounting Officer

                                Date:  February 25, 1998